Exhibit 10.21

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 31, 2017 (this “Amendment”), is entered into by and among FDO ACQUISITION CORP., a Delaware corporation (“Holdings”), FLOOR AND DECOR OUTLETS OF AMERICA, INC., a Delaware corporation (the “Borrower”), the other Loan Parties listed on the signature pages hereto, UBS AG, STAMFORD BRANCH, as administrative agent for the lenders under the Credit Agreement (defined below), each person set forth on Schedule 2.01(a) hereto (each a “Replacement Term B-1 Lender”) and each of the undersigned banks and other financial institutions and the other Lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Lenders and the other parties thereto entered into that certain Credit Agreement, dated as of September 30, 2016 (as amended, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement); and

WHEREAS, pursuant to Section 2.11 of the Credit Agreement, the Borrower has requested a new term loan facility in an aggregate amount sufficient to refinance all of its outstanding Initial Term Loans upon the terms and subject to the conditions set forth therein;

WHEREAS, the Replacement Term B-1 Lenders have agreed, upon the terms and subject to the conditions set forth herein, that each Replacement Term B-1 Lender will make its Replacement Term B-1 Loans (as defined below) in an aggregate principal amount not to exceed the amount set forth opposite such Replacement Term B-1 Lender’s name under the heading “Replacement Term B-1 Loan Commitment” on Schedule 2.01(a) hereto (as to each such Replacement Term B-1 Lender, its “Replacement Term B-1 Commitment”, and the term loans made by each Replacement Term B-1 Lender in respect thereof, its “Replacement Term B-1 Loans”);

WHEREAS, the proceeds of the Replacement Term B-1 Loans will be used by the Borrower to repay in full the outstanding principal amount of the Initial Term Loans, together with a portion of the accrued but unpaid interest, fees and expenses in connection therewith;

WHEREAS, upon the First Amendment Effective Date (as defined below), each Existing Lender of Initial Term Loans that executes and delivers a signature page to this Amendment in the form of the Lender Consent attached to the Election Notice Memorandum posted on LendAmend.com on March 24, 2017 (a “Consent”) electing the “Consent and Cashless Settlement Option” or the “Consent and Assignment Settlement Option” (such consenting Lender, an “Exchanging Term Lender”) shall be deemed to have consented to the Replacement Amendments (as defined below) and, on the First Amendment Effective Date, shall be deemed to have exchanged all (or such lesser amount as UBS Securities LLC shall allocate) of its Initial Term Loans (which Initial Term Loans shall thereafter no longer be deemed to be outstanding) for Replacement Term B-1 Loans in the same aggregate principal amount as such Lender’s Initial Term Loans (or such lesser amount as UBS Securities LLC shall allocate), and such Lender shall thereafter be a Replacement Term B-1 Lender under the Credit Agreement (after giving effect to the amendment of the Credit Agreement pursuant to Section 2 below);

WHEREAS, upon the First Amendment Effective Date, (i) each Existing Lender of Initial Term Loans that is not an Exchanging Term Lender shall have its Initial Term Loans prepaid in full in accordance with the terms of the Credit Agreement with the proceeds of Replacement Term B-1 Loans, (ii) each Exchanging Term Lender that is allocated an aggregate principal amount of Replacement Term B-1 Loans that is less than the aggregate principal amount of its Initial Term Loans shall have its remaining Initial Term Loans (after giving effect to its acquisition of Replacement Term B-1 Loans in exchange for Initial Term Loans) prepaid in full in accordance with the terms of the Credit Agreement with the proceeds of Replacement Term B-1 Loans, and (iii) all Initial Term Loans so prepaid shall thereafter be deemed to be no longer outstanding;

WHEREAS, the Borrower, Holdings, the other Loan Parties party hereto, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.                            Replacement Term B-1 Loans.

(a)                                 Subject to the terms and conditions set forth herein, each of the Replacement Term B-1 Lenders hereby (i) commits to provide Replacement Term B-1 Loans to the Borrower in the amount of its Replacement Term B-1 Commitment and (ii) agrees, on the First Amendment Effective Date, to fund Replacement Term B-1 Loans to the Borrower in the amount of its Replacement Term B-1 Commitment, after which such commitment shall terminate immediately and without further action.

(b)                                 The amendments set forth in this Section 1 (the “Replacement Amendments”) constitute a “Specified Refinancing Amendment” with respect to the establishment of the Replacement Term B-1 Commitments and the Replacement Term B-1 Loans as “Specified Refinancing Term Loans.”  Each Replacement Term B-1 Loan constitutes a “Specified Refinancing Term Loan” incurred in accordance with Subsection 2.11 of the Credit Agreement (as amended by this Amendment).

(c)                                  With effect from the First Amendment Effective Date, the Replacement Term B-1 Loans shall be “Term Loans” and “Initial Term Loans” and the Replacement Term B-1 Lender shall be a Lender with outstanding Initial Term Loans.

(d)                                 The Replacement Term B-1 Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and shall have an initial Interest Period of one month.

(e)                                  The Borrower shall use the proceeds of the Replacement Term B-1 Loans as set forth in the recitals to this Amendment.

SECTION 2.                            Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)                                 Subsection 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of March 31, 2017, among Holdings, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the First Amendment have been satisfied or waived.

(b)                                 The definition of “Applicable Margin” appearing in Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting “3.25%” and “4.25%” appearing in clause (a) thereof and substituting in lieu therefor “2.50%” and “3.50%” respectively, and (ii) deleting “2.75%” and “3.75%” appearing in clause (b) thereof and substituting in lieu therefor “2.00%” and “3.00%” respectively.

(c)                                  The following definitions are hereby amended and restated in its entirety to read as follows:

“Initial Term Loan Commitment”:  (a) from the Closing Date to the First Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Initial Term Loan Commitment”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate amount of the Initial Term Loan Commitments on the Closing Date is $350,000,000; and (b) from and after the First Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the First Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule 2.01(a) to the First Amendment under the heading “Initial Term Loan Commitment”; collectively, as to all the Lenders, the “Initial Term Loan Commitments”.  The aggregate amount of the Initial Term Loan Commitments on the First Amendment Effective Date is $348,250,000.

“Initial Term Loan”: (a) from the Closing Date to the First Amendment Effective Date, as defined in Subsection 2.1; and (b) from and after the First Amendment Effective Date, as defined in the First Amendment.

(d)                                 Subsection 4.5(b) of the Credit Agreement is hereby amended by deleting each reference to “six months after the Closing Date” appearing therein and substituting in lieu therefor “six months after the First Amendment Effective Date”.

SECTION 3.                            Reference to and Effect on the Loan Documents.

(a)                                 This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.  The parties hereto hereby acknowledge and confirm that the Replacement Term B-1 Loans and all obligations related thereto are, and continue to be, subject to the ABL/Term Loan Intercreditor Agreement.

(c)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)                                 Each of the Guarantors hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects. Each of the Borrower, Holdings and the other Loan Parties party hereto hereby confirms, acknowledges and agrees that (i) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (ii) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

(e)                                  The parties hereto hereby consent to the incurrence of the Replacement Term B-1 Loans upon the terms and subject to the conditions set forth herein. Upon the First Amendment Effective Date, (i) all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the effectiveness of this Amendment shall be deemed satisfied, (ii) all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the Replacement Term B-1 Loans shall be deemed satisfied and (iii) the incurrence of the Replacement Term B-1 Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.

SECTION 4.                            Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, the other Loan Parties party hereto, the Lenders and the Replacement Term B-1 Lenders prior to 5:00 p.m., New York City time on March 28, 2017;

(b)                                 the Borrower shall have paid all reasonable, documented and invoiced out-of-pocket expenses of the Lead Arranger (including the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel to the Lead Arranger) incurred in connection with the preparation and negotiation of this Amendment;

(c)                                  the Borrower shall have paid (i) the principal amount on the Initial Term Loans required to be paid on March 31, 2017 pursuant to Subsection 2.2(b) of the Credit Agreement, and (ii) all accrued and unpaid interest on the Initial Term Loans through the First Amendment Effective Date;

(d)                                 the Administrative Agent shall have received any required notice of borrowing of Replacement Term B-1 Loans pursuant to Subsection 6.2(a) of the Credit Agreement; and

(e)                                  the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that (i) the representations and warranties made by the Loan Parties in Section 5 are true and correct on the First Amendment Effective Date and (ii) as of the First Amendment Effective Date and immediately after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.                            Representations and Warranties.  Each of the Borrower, Holdings and the other Loan Parties party hereto hereby represents and warrants to the Administrative Agent that:

(a)                                 on and as of the First Amendment Effective Date (i) it has all requisite corporate power and authority and all requisite governmental licenses, authorizations, consents and approvals to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)                                 this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)                                  each of the representations and warranties made by any Loan Party set forth in Section 5 of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case, it was true and correct (after giving effect to any such qualifier) in all respects) on and as of such earlier date).

SECTION 6.                            Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  A copy of this Amendment signed by all the parties shall be delivered to the Borrower and the Administrative Agent.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment, any Assignment and Acceptance or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.                            GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 8.                            WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

FLOOR AND DECOR OUTLETS OF AMERICA,
INC.

By:	/s/ Trevor Lang
	Name:	Trevor Lang
	Title:	Chief Financial Officer and Executive
Vice President

FDO ACQUISITION CORP.

By:	/s/ Trevor Lang
	Name:	Trevor Lang
	Title:	Chief Financial Officer and Executive
Vice President

FD SALES COMPANY, LLC

By:	/s/ Trevor Lang
	Name:	Trevor Lang
	Title:	Chief Financial Officer and Executive
Vice President

Signature Page to Amendment No. 1 to Credit Agreement

AGENT:

UBS AG, STAMFORD BRANCH, as
Administrative Agent

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

UBS AG, STAMFORD BRANCH, as Replacement
Term B-1 Lender

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement